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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 2005


                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                       1-11515                47-0658852
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   (State or other jurisdiction       (Commission            (I.R.S. Employer
       of incorporation)              File Number)        Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                                 68154
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         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code: (402) 554-9200
                                                   --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 25, 2005, Commercial Federal Corporation (the "Company") signed the third amendment to its loan agreement with First National Bank of Omaha. Under this amendment, the Company borrowed an additional $4.8 million increasing the total loan amount to $80.0 million. Also, the maturity date of the loan agreement was extended from December 31, 2007, to December 31, 2010, and quarterly principal payments were reduced from $2.4 million per quarter to $2.0 million per quarter. In addition, the parties amended certain debt covenants.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMMERCIAL FEDERAL CORPORATION
                                              ----------------------------------
                                                       (Registrant)


Date: March 31, 2005                          By: /s/ David S. Fisher
                                                  ------------------------------
                                                  David S. Fisher
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Duly Authorized Officer)